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                                                                   Exhibit 10.19
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                            ALLFIRST FINANCIAL INC.

                  AMENDED AND RESTATED 1999 STOCK OPTION PLAN
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1.   Establishment, Purpose and Types of Awards.
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     First Maryland Bancorp established the First Maryland Bancorp 1999 Stock
Option Plan (the "Original Plan") on July 20, 1999. On September 15, 1999, First Maryland Bancorp was merged into Allfirst Financial Inc. and Allfirst Financial Inc. succeeded to all of the rights and duties of First Maryland Bancorp, including the Original Plan. Allfirst Financial now wishes to amend and restate the Original Plan in its entirety. All options outstanding under the Original Plan as of September 15, 1999, shall be subject to this Amended and Restated 1999 Stock Option Plan (the "Plan").

     The purpose of the Plan is to promote the long-term growth and profitability of Allfirst Financial Inc. (the "Corporation") and Allied Irish Banks, p.l.c. ("Allied Irish") by providing individuals who serve both as executive officers of the Corporation and as members of the Board of Directors of Allied Irish with an incentive to improve shareholder value.

     Stock options granted under the Plan will not be qualified under section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

2.   Definitions.
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     When used in this Plan, the following terms have the meanings indicated:

     (a) "ADR" means an American Depository Receipt that evidences an American Depository Share representing ownership of Ordinary Shares.

     (b) "Affiliate" means any entity, whether now or hereafter existing, which controls, is controlled by, or is under common control with, the Corporation (including, but not limited to, joint ventures, limited liability companies, and partnerships). For this purpose, "control" means ownership of 50% or more of the
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total combined voting power of all classes of stock of the entity.

     (c) "Board" means the Board of Directors of the Corporation.

     (d) "Change of Control" means the earliest to occur of any of the following events:

         (i) a third party (other than a person that is controlled by or under common control with Allied Irish, including a "group" as defined in Section 13(d)(3) of the Exchange Act) becomes the beneficial owner of 50% or more of the outstanding common stock of Allied Irish, or 25% or more of the outstanding common stock of the Corporation or of Allfirst Bank; or

         (ii) as the result of, or in connection with, any cash tender or exchange offer, merger, consolidation or other business combination, sale or disposition of all or substantially all of the Corporation's assets, or contested election, or any combination of the foregoing transactions (a "Transaction"), the persons who were directors of either Allied Irish, the Corporation or Allfirst Bank immediately before the Transaction shall cease to constitute a majority of the Board of Directors of such entity or any successor to such entity or the persons who were stockholders of Allied Irish or the Corporation, as applicable, immediately before the Transaction shall cease to own at least 50% of the outstanding voting stock of the applicable entity or any successor to such entity.

     (e) "Committee" means the Management and Compensation Committee of the Board.

     (f) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     (g) "Fair Market Value" of an ADR means, as of any particular date, the average of the closing bid and asked prices, regular way, of the ADRs as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange. If the ADRs are not so listed or admitted to trading, the Committee shall determine in good faith the manner in which Fair Market Value shall be determined.

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     (h) "Grant Agreement" means the agreement between the Corporation and a
Optionee setting forth the terms and conditions of an Option granted pursuant to the Plan.

     (i) "Ordinary Shares" means ordinary shares, EO.32 each, of Allied Irish.

     (j) "Option" means an option to acquire ADRs granted under this Plan.

     (k) "Optionee" means an individual to whom an Option has been granted and who has executed and delivered a Grant Agreement.

3.   Administration and Related Matters.
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     (a) Administration.  The Plan shall be administered by the Committee.
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     (b) Powers of the Committee.  (i) The Committee shall have all the powers
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vested in it by the terms of the Plan, including the authority to grant Options under the Plan, to determine the form and the terms and conditions of Grant Agreements, and to establish programs for granting Options. Notwithstanding any provision of the Plan to the contrary, all grants of Options are subject to the approval of the Nomination and Remuneration Committee of the board of directors of Allied Irish.

         (ii) Without limiting the provisions of Section 3(b)(i) hereof, the Committee shall have full power and authority to take all other actions necessary to carry out the purpose and intent of the Plan, including the authority: (A) to determine among the eligible persons to whom, and the time or times at which Options shall be granted; (B) to determine the number of ADRs to be covered by each Option; (C) to impose such terms, limitations, restrictions and conditions upon any such Option as the Committee shall deem appropriate; (D) to modify, amend, extend or renew outstanding Options, or accept the surrender of outstanding Options and substitute new Options (provided, however, that any modification that would materially adversely affect any outstanding Option shall not be made without the consent of the Optionee); (E) to accelerate or otherwise change the time in which an Option may be exercised, including without limitation any restriction or condition with respect to the vesting or exercisability of an Option following termination of any Optionee's employment; and (F) to establish objectives and conditions, if any, for the vesting of Options.

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         (iii) The Committee shall have full power and authority to administer and interpret the Plan and to adopt and interpret such rules, regulations, agreements, guidelines and instruments for the administration of the Plan and for the conduct of its business as the Committee deems necessary or advisable.

     (c) Non-Uniform Determinations.  The Committee's determinations under the
         --------------------------
Plan (including without limitation all matters covered in Section 3(b) hereof) need not be uniform and may be made by the Committee selectively among persons who receive, or are eligible to receive, Options under the Plan, whether or not such persons are similarly situated.

     (d) Limited Liability.  To the maximum extent permitted by law, no member
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of the  Committee shall be liable for any action taken or decision made in good faith relating to the Plan or any Option thereunder.

     (e) Indemnification.  To the maximum extent permitted by law and by the
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Corporation's charter and by-laws, the Corporation shall indemnify the members of the Committee in respect of all their activities under the Plan.

     (f) Effect of Committee's Decision.  All actions taken and decisions and
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determinations made by the Committee on all matters relating to the Plan pursuant to the powers vested in it hereunder shall be in the Committee's sole and absolute discretion and shall be conclusive and binding on all parties concerned, including the Corporation, its shareholders, any participants in the Plan and any other employee of the Corporation, and their respective successors in interest.

     (g) Reliance on Reports.  Each member of the Committee shall be fully
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justified in relying or acting in good faith upon any report made by the independent public accountants of the Corporation and its Affiliates, and upon any other information furnished by the Corporation, its independent public accountants or other agents in connection with this Plan. In no event shall any person who is or shall have been a member of the Committee be liable for any determination made or other action taken or any omission to act in reliance upon any such report or information.

4.   ADRs Available for the Plan; ADR Trust.
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     (a) Subject to adjustment as provided in Section 7(d) of the Plan, ADRs representing not more than 3,000,000 Ordinary Shares may be purchased under the Plan. If any Option or portion

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of an Option under the Plan expires or terminates unexercised, becomes unexercisable or is forfeited or otherwise terminated, surrendered or canceled, then the ADRs subject to such Option or portion thereof shall thereafter be available for further Options under the Plan.

     (b) The Corporation shall create a trust (the "ADR Trust") to acquire on the open market and hold ADRs for which Options are granted under the Plan, subject to the claims of the Corporation's creditors in the event of the Corporation's insolvency. Delivery of ADRs by the ADR Trust upon exercise of an Option shall fully discharge the Corporation's obligations to the Optionee under the Plan and the Grant Agreement. The Corporation shall cause all purchases of ADRs pursuant to the Plan to be reported to the Irish Stock Exchange in accordance with and to the extent required by the Irish Companies Act of 1990.

     (c) Allied Irish shall not issue ADRs or Ordinary Shares in connection with the exercise of any Options granted under the Plan.

5.  Participation.
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     Participation in the Plan shall be limited to individuals who serve both as executive officers of the Corporation and as members of the Board of Directors of Allied Irish.

6.  Options.
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     The Committee shall establish the terms of all Options.  All Options are subject to the terms and conditions provided in the corresponding Grant Agreement, which shall incorporate the terms of the Plan. All Options shall meet the following requirements:

     (a) Grant Date.  An Option must be granted prior to termination of the Plan
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by the Board.  An Option is granted on the date that the Committee formally acts to grant an Option to an Optionee or such other date as the Committee designates at the time of taking such formal action (the "Grant Date").

     (b) Vesting Schedule. Each grant of Options shall become fully or partially
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exercisable to the extent specified hereafter (i.e. vested) upon the occurrence
                                               ----
of the following events:

         (i)(A) as to 70% of any grant, on the achievement by the Corporation of performance criteria over a period specified

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by the Committee relating to its cost/income ratio, after-tax earnings and/or return on assets as determined by the Committee, subject to Section 3(b) (and where peer group comparisons are used, the Corporation's performance must exceed the peer group averages); and

            (B) as to 30% of any grant, on the achievement of growth in tangible earnings per share, i.e. excluding the amortization of goodwill ("EPS") of Allied Irish over the first three years from the date of grant at least equal to the growth in the Consumer Price Index (compiled and published by the Central Statistics Office of the Government of Ireland and herein, "CPI") during the same period plus five percent per annum, compounded annually over such three year period;

         (ii) as to 100% of any grant, on the date that is three months prior to the Expiration Date; or

         (iii) as to 100% of any grant, on a Change of Control.

     (c) Exercise Price and Term.  The exercise price of an Option shall not be
         -----------------------
less than 100% of the Fair Market Value of the ADRs on the Grant Date and the term of the Option shall be ten years. The date that the term of the Option expires pursuant to this Section 6(c) is the "Expiration Date."

     (d) Termination of Employment.  Except as otherwise provided by the
         -------------------------
Committee in the Grant Agreement, in the event of the Optionee's employment or service with the Corporation and its Affiliates terminates, then the Option shall terminate as follows:

         (i) If the Optionee terminates employment or service by reason of "retirement," within the meaning of the Pension Plan and Trust of Allfirst Financial Inc., as amended from time to time, or "disability" within the meaning of Code section 22(e)(3), then the Option shall remain exercisable (to the extent exercisable by the Optionee on the effective date of such termination) until the Expiration Date but subject to Section 6(d)(ii), below; provided,
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however, that no portion of the Option that is not exercisable on the effective date of such termination shall thereafter become exercisable, and no portion of the Option may be exercised after the Expiration Date.

         (ii) If the Optionee dies, then the Option shall remain exercisable (to the extent exercisable by the Optionee on the date of death) for a period of one year; provided, however, that no portion of the Option that is not exercisable on the date of

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death shall thereafter become exercisable, and no portion of the Option may be exercised after the Expiration Date.

         (iii) If the Optionee's employment or service is terminated involuntarily for "cause," then the Option shall terminate in its entirety on the date of such termination, regardless of whether the Option is vested at that time. For purposes of the Plan, "cause" shall mean an Optionee's willful malfeasance or gross negligence in the performance of his or her duties for the Corporation or its Affiliates.

         (iv) If the Optionee's employment or service is terminated other than for "cause" and other than by reason of retirement, disability or death as described in the foregoing subsections (i), (ii) or (iii), then Option shall remain exercisable (to the extent exercisable by the Optionee on the effective date of such termination) for a period of thirty days; provided, however, that
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no portion of the Option that is not exercisable on the effective date of such termination shall thereafter become exercisable, and no portion of the Option may be exercised after the Expiration Date.

     (e) Method of Exercise.  An Option may be exercised on any business day by
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delivery of a written notice of exercise to the Corporation in accordance with the instructions in the Grant Agreement. Such notice shall specify the number of ADRs for which the Option is being exercised and shall be accompanied by (i) payment to the trustee of the ADR Trust, in cash or by certified or cashier's check payable to the order of the trustee of the ADR Trust, in an amount equal to the option price of the ADRs for which the Option is being exercised, and
(ii) payment or provision for payment to the Corporation of all applicable taxes required to be withheld in respect of the Option. However, payment of the Option price and the withholding taxes need not accompany the written notice of exercise if the notice directs that the certificates for the ADRs issued upon the exercise be delivered to a licensed broker acceptable to the Corporation as the agent for the individual exercising the Option provided that (x) the broker tenders to the trustee of the ADR Trust payment of the exercise price in cash or cash equivalents acceptable to the trustee and the Corporation, (y) the broker tenders or makes provision for payment in cash or cash equivalents acceptable to the Corporation equal to the amount of any withholding taxes payable pursuant to
Section 7(a) below, and (z) the Corporation determines that such procedure satisfies the cashless exercise provisions of the Federal Reserve Board's Regulation T.

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     (f) Delivery of ADRs.  Promptly after the exercise of an Option and the
         ----------------
payment in full of the Option price of the ADRs covered thereby and payment or provision for payment of any applicable withholding taxes, the individual exercising the Option shall be entitled to the delivery of a certificate or certificates evidencing such individual's ownership of such ADRs. An individual holding or exercising an Option shall have none of the rights of a shareholder until the ADRs covered thereby are fully paid and delivered to such individual and, except as provided in Section 7(d), no adjustment shall be made for dividends or other rights for which the record date is prior to the date of such issuance.

7.  Miscellaneous.
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     (a) Withholding of Taxes.  An Optionee shall pay to the Corporation, or
         --------------------
make provision satisfactory to the Committee for payment of, any taxes required to be withheld in respect of an Option no later than the date of the event creating the tax liability. The Corporation may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to a Optionee.

     (b) Transferability.  Except as provided below, no Option granted under the
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Plan shall be transferable by a Optionee otherwise than by will or the laws of descent and distribution, and an Option may be exercised during the lifetime of the Optionee only by the Optionee or, during the period the Optionee is under a legal disability, by the Optionee's guardian or legal representative. Notwithstanding the preceding sentence, the Committee may, in its discretion, expressly provide that an Option may be transferred to: (i) members of the Optionee's family; (ii) trusts for the benefit of such family members; or (iii) partnerships whose only partners are such family members. No consideration may be paid for any such transfer of Options.

     (c) Adjustments; Business Combinations.  (i) In the event of changes in the
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Ordinary Shares by reason of any stock dividend, split-up, recapitalization, merger, consolidation, business combination or exchange of shares and the like, the Committee shall, in its discretion, make appropriate adjustments to the maximum number and kind of securities reserved for purchase under the Plan as provided in Section 4 of the Plan and to the number, kind and price of securities covered by Options granted, and shall, in its discretion and without the consent of holders of Options, make any other adjustments in Options, including but not limited to reducing the number of ADRs subject to Options or providing or mandating alternative settlement

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methods such as settlement of the Options in cash or other securities of the
Corporation or of any other entity, or in any other matters which relate to Options as the Committee shall determine to be necessary or appropriate.

         (ii) Notwithstanding anything in the Plan to the contrary and without the consent of holders of Options, the Committee, in its sole discretion, may make any modifications to any Options, including but not limited to cancellation, forfeiture, surrender or other termination of the Options in whole or in part regardless of the vested status of the Option, in order to facilitate any business combination that is authorized by the Board of Directors of Allied Irish to comply with requirements for treatment as a pooling of interests transaction for accounting purposes under generally accepted accounting principles.

         (iii) The Committee is authorized to make, without the consent of holders of Options, adjustments in the terms and conditions of, and the criteria included in, Options in recognition of unusual or nonrecurring events affecting Allied Irish or the Corporation, or the financial statements of Allied Irish, the Corporation or any Affiliate, or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

     (d) Substitution of Options in Mergers and Acquisitions.  Options may be
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granted under the Plan from time to time in substitution for Options held by employees or directors of entities who become or are about to become employees or directors of the Corporation or an Affiliate as the result of a merger or consolidation of the employing entity with the Corporation or an Affiliate, or the acquisition by the Corporation or an Affiliate of the assets or stock of the employing entity. The terms and conditions of any substitute Options so granted may vary from the terms and conditions set forth herein to the extent that the Committee deems appropriate at the time of grant to conform the substitute Options to the provisions of the awards for which they are substituted.

     (e) Termination, Amendment and Modification of the Plan.  The Board or the
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Committee may terminate, amend or modify the Plan or any portion thereof at any time; provided, that any Plan amendment that confers a material benefit on an
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Optionee, and that is not in response to changes in legislation or to maintain

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favorable regulatory or tax treatment of the Plan, must be approved by the shareholders of Allied Irish.

     (f) Non-Guarantee of Employment or Service.  Nothing in the Plan or in any
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Grant Agreement shall confer any right on an individual to continue in the employment or service of the Corporation or its Affiliates, or shall interfere in any way with the right of the Corporation and its Affiliates to terminate such employment or service at any time.

     (g) Compliance with Securities Laws; Listing and Registration.  ADRs shall
         ---------------------------------------------------------
not be transferred with respect to an Option granted under the Plan unless the exercise of such Option and the delivery of certificates for such ADRs pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933 and the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of the New York Stock Exchange, and shall be further subject to the approval of counsel for the Corporation with respect to such compliance to the extent such approval is sought by the Committee. If the Corporation determines that the listing, registration or qualification upon any securities exchange or under any law, of securities subject to any Option is necessary or desirable as a condition of, or in connection with, the granting of the Option or the purchase of securities thereunder, no such Option may be exercised in whole or in part and no restrictions on such Option shall lapse, unless such listing, registration or qualification is effected free of any conditions not acceptable to the Corporation.

     (h) No Limit on Other Compensation Arrangements.  Nothing contained in the
         -------------------------------------------
Plan shall prevent the Corporation or its Affiliates from adopting or continuing in effect other compensation arrangements (whether such arrangements be generally applicable or applicable only in specific cases) as the Committee in its discretion determines desirable, including without limitation the granting of stock options otherwise than under the Plan.

     (i) No Trust or Fund Created.  Subject to the provisions of Section 4,
         ------------------------
neither the Plan nor any Option shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Corporation and a Optionee or any other person. To the extent that any Optionee or other person acquires a right to receive payments from the Corporation pursuant to an Option, such right shall be no greater than the right of any unsecured general creditor of the Corporation.

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     (j) Governing Law.  The validity, construction and effect of the Plan, of
         -------------
Grant Agreements, and of any rules, regulations, determinations or decisions made by the Committee relating to the Plan or any Grant Agreements, and the rights of any and all persons having or claiming to have any interest therein or thereunder, shall be determined exclusively in accordance with applicable federal laws and the laws of the State of Maryland, without regard to its conflict of laws principles.

     (k) Fractional Shares.  Any fractional ADR with respect to an Option shall
         -----------------
be eliminated at the time of payment or removal of restrictions by rounding down for fractions of less than one-half and rounding up for fractions of equal to or more than one-half. No cash settlements shall be made with respect to fractional ADRs eliminated by rounding.

     (l) Effective Date; Termination Date.  The Plan is effective as of the date
         --------------------------------
on which the Plan is approved by the shareholders of Allied Irish, and shall terminate on such date as the Board shall determine; provided, that no Option
                                                     --------
may be granted more than ten years after the date the Plan is approved by the shareholders of Allied Irish. Subject to other applicable provisions of the Plan, all Options granted under the Plan prior to such termination of the Plan shall remain in effect until such Options have been satisfied or terminated in accordance with the Plan and the terms of such Options.

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     (m) Benefits not Pensionable.  Benefits under the Plan are not pensionable
         ------------------------
earnings.

                                        ALLFIRST FINANCIAL INC.

                                        By:  _________________________
                                             Brian L. King
                                             Executive Vice President

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